Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2014

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 6, 2014

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2013			2014
2014	2013			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,821	1,620	12%	U.S. Retirement Solutions and Investment Management Division	851	1,231	996	945	876
335	309	8%	U.S. Individual Life and Group Insurance Division	163	216	215	131	204
1,721	1,727	0%	International Insurance Division	850	778	647	837	884
(683)	(661)	-3%	Corporate and other operations	(347)	(312)	(397)	(342)	(341)

3,194	2,995	7%	Total pre-tax adjusted operating income	1,517	1,913	1,461	1,571	1,623
881	830	6%	Income taxes, applicable to adjusted operating income	424	540	413	434	447

2,313	2,165	7%	Financial Services Businesses after-tax adjusted operating income	1,093	1,373	1,048	1,137	1,176

			Reconciling items:
(281)	(5,233)	95%	Realized investment losses, net, and related charges and adjustments	(2,230)	(556)	(2,360)	(8)	(273)
326	(376)	187%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(471)	103	23	101	225
(232)	328	-171%	Change in experience-rated contractholder liabilities due to asset value changes	471	(73)	(28)	(43)	(189)
120	(55)	318%	Divested businesses	(84)	43	41	73	47
29	(10)	390%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	24	11	27	11	18

(38)	(5,346)	99%	Total reconciling items, before income taxes	(2,290)	(472)	(2,297)	134	(172)
(19)	(1,937)	99%	Income taxes, not applicable to adjusted operating income	(700)	(67)	(853)	39	(58)

(19)	(3,409)	99%	Total reconciling items, after income taxes	(1,590)	(405)	(1,444)	95	(114)

2,294	(1,244)	284%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(497)	968	(396)	1,232	1,062
(28)	(11)	-155%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(22)	(10)	(27)	(11)	(17)

2,266	(1,255)	281%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(519)	958	(423)	1,221	1,045
34	62	-45%	Earnings attributable to noncontrolling interests	27	13	32	11	23

2,300	(1,193)	293%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(492)	971	(391)	1,232	1,068
8	3	167%	Income (loss) from discontinued operations, net of taxes	2	8	(4)	4	4

2,308	(1,190)	294%	Net income (loss) of Financial Services Businesses	(490)	979	(395)	1,236	1,072
34	62	-45%	Less: Income attributable to noncontrolling interests	27	13	32	11	23

2,274	(1,252)	282%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(517)	966	(427)	1,225	1,049

17.7%	16.6%		Operating Return on Average Equity (based on adjusted operating income)	17.0%	21.4%	16.3%	17.7%	17.7%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
2,274	(1,252)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(517)	966	(427)	1,225	1,049
54	18		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	3	61	(33)	13	41

2,328	(1,234)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(514)	1,027	(460)	1,238	1,090

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted): (1)
4.89	4.57	Financial Services Businesses after-tax adjusted operating income	2.30	2.89	2.20	2.40	2.49

		Reconciling items:
(0.60)	(11.09)	Realized investment losses, net, and related charges and adjustments	(4.72)	(1.18)	(5.01)	(0.02)	(0.58)
0.69	(0.80)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(1.00)	0.22	0.05	0.21	0.48
(0.49)	0.70	Change in experience-rated contractholder liabilities due to asset value changes	1.00	(0.15)	(0.06)	(0.09)	(0.40)
0.26	(0.12)	Divested businesses	(0.18)	0.09	0.09	0.16	0.10
—	0.04	Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.01	0.01	—	—

(0.14)	(11.27)	Total reconciling items, before income taxes	(4.88)	(1.01)	(4.92)	0.26	(0.40)
(0.04)	(4.00)	Income taxes, not applicable to adjusted operating income	(1.46)	(0.14)	(1.79)	0.08	(0.12)

(0.10)	(7.27)	Total reconciling items, after income taxes	(3.42)	(0.87)	(3.13)	0.18	(0.28)

4.79	(2.70)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.12)	2.02	(0.93)	2.58	2.21
0.02	0.01	Income (loss) from discontinued operations, net of taxes	—	0.02	(0.01)	0.01	0.01

4.81	(2.69)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(1.12)	2.04	(0.94)	2.59	2.22

460.1	464.2	Weighted average number of outstanding Common shares (basic)	464.1	462.6	461.5	460.9	459.4

469.4	471.9	Weighted average number of outstanding Common shares (diluted)	472.2	472.0	471.2	470.3	468.5

(5)	5	Direct equity adjustments for earnings per share calculation	1	2	(5)	(2)	(3)

9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
22	21	Financial Services Businesses after-tax adjusted operating income	11	13	9	10	12
21	4	Income from continuing operations (after-tax) of Financial Services Businesses	2	9	2	11	10

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended June 30, 2013 and December 31, 2013, as well as for the six months ended June 30, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,545	3,043	2,594	3,944	3,729
		Long-term debt	17,083	17,083	17,069	16,081	17,004
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	33,669	32,818	33,885	36,770	39,663
		Excluding accumulated other comprehensive income (3)	25,343	26,034	25,299	26,117	26,771
		Amount included above for foreign currency exchange rate remeasurement (4)	(2,796)	(2,036)	(2,818)	(2,668)	(2,818)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	28,139	28,070	28,117	28,785	29,589

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	71.76	70.05	72.30	78.87	85.35
		Excluding accumulated other comprehensive income (3)	54.01	55.57	53.98	56.02	57.61
		Amount included above for foreign currency exchange rate remeasurement (4)	(5.96)	(4.35)	(6.01)	(5.72)	(6.06)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	59.97	59.92	59.99	61.74	63.67

		Number of diluted shares at end of period (2)	469.2	468.5	468.7	466.2	464.7

		Common Stock Price Range (based on closing price):
91.23	73.03	High	73.03	82.62	92.43	91.23	91.10
77.61	54.64	Low	54.91	73.30	75.99	80.45	77.61
88.77	73.03	Close	73.03	77.98	92.22	84.65	88.77

		Common Stock market capitalization (1)	33,813	36,019	42,523	38,973	40,692

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

OPERATIONS HIGHLIGHTS

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	319.1	330.3	341.7	352.2	367.0
		Retail customers	152.4	159.1	170.7	172.9	180.1
		General account	354.5	358.7	357.5	365.8	374.4

		Total Investment Management and Advisory Services	826.0	848.1	869.9	890.9	921.5
		Non-proprietary assets under management	174.4	186.9	195.9	197.8	200.6

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,000.4	1,035.0	1,065.8	1,088.7	1,122.1
		Managed by U.S. Individual Life and Group Insurance Division	21.5	21.9	22.3	23.1	23.4
		Managed by International Insurance Division	21.8	19.3	19.0	19.1	20.1

		Total assets under management	1,043.7	1,076.2	1,107.1	1,130.9	1,165.6
		Client assets under administration	106.2	111.1	116.6	120.5	125.4

		Total assets under management and administration	1,149.9	1,187.3	1,223.7	1,251.4	1,291.0

		Assets managed or administered for customers outside of the United States at end of period	236.7	244.2	242.9	251.7	262.2

		Distribution Representatives (1):
		Prudential Agents	2,724	2,780	2,722	2,759	2,795
		International Life Planners	7,113	7,208	7,248	7,194	7,074
		Gibraltar Life Consultants	9,795	9,298	9,327	8,806	8,670

48	48	Prudential Agent productivity ($ thousands)	49	50	67	44	51

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		%		2013			2014
2014	2013	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
10,391	12,444	-16%	Premiums	6,115	5,414	5,257	5,130	5,261
3,032	2,885	5%	Policy charges and fee income	1,460	1,284	1,445	1,509	1,523
5,985	5,722	5%	Net investment income	2,901	2,873	2,935	3,017	2,968
2,641	2,469	7%	Asset management fees, commissions and other income	1,244	1,212	1,341	1,280	1,361

22,049	23,520	-6%	Total revenues	11,720	10,783	10,978	10,936	11,113

			Benefits and Expenses (1):
10,836	12,503	-13%	Insurance and annuity benefits	6,171	5,420	5,387	5,417	5,419
1,859	1,895	-2%	Interest credited to policyholders’ account balances	929	886	921	925	934
640	658	-3%	Interest expense	331	296	306	321	319
(1,347)	(1,570)	14%	Deferral of acquisition costs	(706)	(646)	(686)	(668)	(679)
951	977	-3%	Amortization of acquisition costs	502	31	386	469	482
5,916	6,062	-2%	General and administrative expenses	2,976	2,883	3,203	2,901	3,015

18,855	20,525	-8%	Total benefits and expenses	10,203	8,870	9,517	9,365	9,490

3,194	2,995	7%	Adjusted operating income before income taxes	1,517	1,913	1,461	1,571	1,623

			Reconciling items:
(153)	(6,003)	97%	Realized investment gains (losses), net, and related adjustments	(2,698)	(1,319)	(2,634)	49	(202)
(128)	770	-117%	Related charges	468	763	274	(57)	(71)

(281)	(5,233)	95%	Total realized investment losses, net, and related charges and adjustments	(2,230)	(556)	(2,360)	(8)	(273)

326	(376)	187%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(471)	103	23	101	225
(232)	328	-171%	Change in experience-rated contractholder liabilities due to asset value changes	471	(73)	(28)	(43)	(189)
120	(55)	318%	Divested businesses	(84)	43	41	73	47
29	(10)	390%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	24	11	27	11	18

(38)	(5,346)	99%	Total reconciling items, before income taxes	(2,290)	(472)	(2,297)	134	(172)

3,156	(2,351)	234%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(773)	1,441	(836)	1,705	1,451
862	(1,107)	178%	Income tax expense (benefit)	(276)	473	(440)	473	389

2,294	(1,244)	284%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(497)	968	(396)	1,232	1,062

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	06/30/2013	09/30/2013	12/31/2013	03/31/2014	06/30/2014

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $226,247; $231,616; $228,099; $232,097; $236,069)	242,059	245,032	243,654	251,059	258,673
Fixed maturities, held to maturity, at amortized cost (fair value $3,769; $3,872; $3,553; $3,537; $3,464)	3,562	3,629	3,312	3,275	3,171
Trading account assets supporting insurance liabilities, at fair value	20,658	21,131	20,827	20,935	21,273
Other trading account assets, at fair value	5,809	6,121	6,111	7,692	8,351
Equity securities, available for sale, at fair value (cost $4,102; $4,279; $4,561; $4,785; $4,867)	5,289	5,488	6,026	6,249	6,433
Commercial mortgage and other loans	28,320	29,709	31,335	32,471	33,000
Policy loans	6,679	6,827	6,753	6,862	7,021
Other long-term investments	7,847	7,904	8,304	8,393	8,309
Short-term investments	6,344	6,404	5,837	4,625	4,278

Total investments	326,567	332,245	332,159	341,561	350,509
Cash and cash equivalents	12,425	11,950	10,797	11,294	11,335
Accrued investment income	2,528	2,533	2,505	2,532	2,583
Deferred policy acquisition costs	14,547	15,812	16,101	16,229	16,300
Value of business acquired	3,846	3,837	3,675	3,610	3,499
Other assets	13,050	12,677	13,082	13,412	13,224
Separate account assets	264,054	275,091	285,060	288,161	296,801

Total assets	637,017	654,145	663,379	676,799	694,251

Liabilities:
Future policy benefits	153,683	158,857	156,601	161,466	165,179
Policyholders’ account balances	131,222	132,202	131,298	131,899	133,217
Securities sold under agreements to repurchase	3,707	3,530	4,128	4,864	4,895
Cash collateral for loaned securities	4,927	4,988	4,230	4,035	3,596
Income taxes	5,581	5,367	6,010	7,328	8,929
Senior short-term debt	2,545	3,043	2,594	3,944	3,729
Senior long-term debt	17,083	17,083	17,069	16,081	17,004
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	2,147	2,423	3,302	4,101	4,573
Other liabilities	12,877	13,229	13,715	12,625	11,169
Separate account liabilities	264,054	275,091	285,060	288,161	296,801

Total liabilities	602,710	620,697	628,891	639,388	653,976

Attributed Equity:
Accumulated other comprehensive income	8,326	6,784	8,586	10,653	12,892

Other attributed equity	25,343	26,034	25,299	26,117	26,771

Total attributed equity	33,669	32,818	33,885	36,770	39,663

Noncontrolling Interest	638	630	603	641	612

Total Equity	34,307	33,448	34,488	37,411	40,275

Total liabilities and equity	637,017	654,145	663,379	676,799	694,251

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,261	201	1,241	3,822	(3)
Policy charges and fee income	1,523	715	681	138	(11)
Net investment income	2,968	1,193	540	1,128	107
Asset management fees, commissions and other income	1,361	1,244	198	164	(245)

Total revenues	11,113	3,353	2,660	5,252	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	5,419	651	1,550	3,217	1
Interest credited to policyholders’ account balances	934	481	211	242	—
Interest expense	319	35	129	2	153
Deferral of acquisition costs	(679)	(147)	(130)	(420)	18
Amortization of acquisition costs	482	139	100	256	(13)
General and administrative expenses	3,015	1,318	596	1,071	30

Total benefits and expenses	9,490	2,477	2,456	4,368	189

Adjusted operating income (loss) before income taxes	1,623	876	204	884	(341)

	Quarter Ended June 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	6,115	256	1,294	4,570	(5)
Policy charges and fee income	1,460	654	654	162	(10)
Net investment income	2,901	1,236	504	1,067	94
Asset management fees, commissions and other income	1,244	1,156	159	141	(212)

Total revenues	11,720	3,302	2,611	5,940	(133)

Benefits and Expenses (1):
Insurance and annuity benefits	6,171	683	1,578	3,904	6
Interest credited to policyholders’ account balances	929	495	201	233	—
Interest expense	331	31	98	—	202
Deferral of acquisition costs	(706)	(141)	(186)	(397)	18
Amortization of acquisition costs	502	137	102	275	(12)
General and administrative expenses	2,976	1,246	655	1,075	—

Total benefits and expenses	10,203	2,451	2,448	5,090	214

Adjusted operating income (loss) before income taxes	1,517	851	163	850	(347)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	10,391	398	2,481	7,518	(6)
Policy charges and fee income	3,032	1,410	1,369	276	(23)
Net investment income	5,985	2,469	1,098	2,212	206
Asset management fees, commissions and other income	2,641	2,431	370	321	(481)

Total revenues	22,049	6,708	5,318	10,327	(304)

Benefits and Expenses (1):
Insurance and annuity benefits	10,836	1,311	3,171	6,330	24
Interest credited to policyholders’ account balances	1,859	957	421	481	—
Interest expense	640	71	253	2	314
Deferral of acquisition costs	(1,347)	(275)	(273)	(832)	33
Amortization of acquisition costs	951	271	199	506	(25)
General and administrative expenses	5,916	2,552	1,212	2,119	33

Total benefits and expenses	18,855	4,887	4,983	8,606	379

Adjusted operating income (loss) before income taxes	3,194	1,821	335	1,721	(683)

	Six Months Ended June 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	12,444	401	2,573	9,484	(14)
Policy charges and fee income	2,885	1,273	1,311	321	(20)
Net investment income	5,722	2,396	977	2,160	189
Asset management fees, commissions and other income	2,469	2,278	307	325	(441)

Total revenues	23,520	6,348	5,168	12,290	(286)

Benefits and Expenses (1):
Insurance and annuity benefits	12,503	1,207	3,183	8,107	6
Interest credited to policyholders’ account balances	1,895	1,001	394	500	—
Interest expense	658	64	194	1	399
Deferral of acquisition costs	(1,570)	(376)	(406)	(824)	36
Amortization of acquisition costs	977	282	175	545	(25)
General and administrative expenses	6,062	2,550	1,319	2,234	(41)

Total benefits and expenses	20,525	4,728	4,859	10,563	375

Adjusted operating income (loss) before income taxes	2,995	1,620	309	1,727	(661)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	350,509	124,203	49,651	162,111	14,544
Deferred policy acquisition costs	16,300	5,754	4,235	6,636	(325)
Other assets	30,641	11,450	11,124	9,391	(1,324)
Separate account assets	296,801	251,205	46,164	2,327	(2,895)

Total assets	694,251	392,612	111,174	180,465	10,000

Liabilities:
Future policy benefits	165,179	52,044	13,246	96,246	3,643
Policyholders’ account balances	133,217	55,421	29,295	48,498	3
Debt	25,617	5,832	10,155	44	9,586
Other liabilities	33,162	12,256	6,990	13,190	726
Separate account liabilities	296,801	251,205	46,164	2,327	(2,895)

Total liabilities	653,976	376,758	105,850	160,305	11,063

Attributed Equity:
Accumulated other comprehensive income (loss)	12,892	2,245	1,211	10,045	(609)
Other attributed equity	26,771	13,019	4,113	10,056	(417)

Total attributed equity	39,663	15,264	5,324	20,101	(1,026)

Noncontrolling Interest	612	590	—	59	(37)

Total Equity	40,275	15,854	5,324	20,160	(1,063)

Total liabilities and equity	694,251	392,612	111,174	180,465	10,000

	As of December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,159	117,314	46,351	152,219	16,275
Deferred policy acquisition costs	16,101	5,715	4,295	6,407	(316)
Other assets	30,059	11,207	10,088	8,102	662
Separate account assets	285,060	242,344	43,441	1,949	(2,674)

Total assets	663,379	376,580	104,175	168,677	13,947

Liabilities:
Future policy benefits	156,601	49,521	12,520	91,145	3,415
Policyholders’ account balances	131,298	55,510	28,918	46,858	12
Debt	24,547	5,523	9,245	55	9,724
Other liabilities	31,385	9,800	5,629	11,821	4,135
Separate account liabilities	285,060	242,344	43,441	1,949	(2,674)

Total liabilities	628,891	362,698	99,753	151,828	14,612

Attributed Equity:
Accumulated other comprehensive income (loss)	8,586	689	413	8,251	(767)
Other attributed equity	25,299	12,590	4,009	8,588	112

Total attributed equity	33,885	13,279	4,422	16,839	(655)

Noncontrolling Interest	603	603	—	10	(10)

Total Equity	34,488	13,882	4,422	16,849	(665)

Total liabilities and equity	663,379	376,580	104,175	168,677	13,947

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2014				As of December 31, 2013
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	421	5,536	4,884	10,841	309	5,036	4,884	10,229
Operating Debt - Investment related	2,372	7,993	—	10,365	1,867	8,035	—	9,902
Operating Debt - Specified businesses	936	3,181	—	4,117	418	3,802	—	4,220
Limited recourse and non-recourse borrowing	—	294	—	294	—	196	—	196

Total debt - Financial Services Businesses	3,729	17,004	4,884	25,617	2,594	17,069	4,884	24,547

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,600	—	1,675	75	1,600	—	1,675

Total debt	75	1,600	—	1,675	75	1,600	—	1,675

	As of June 30, 2014				As of December 31, 2013
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,417	1,042	382	10,841	8,817	1,042	370	10,229
Operating Debt - Investment related	6,363	789	3,213	10,365	6,281	411	3,210	9,902
Operating Debt - Specified businesses	3,043	1,074	—	4,117	2,969	1,251	—	4,220
Limited recourse and non-recourse borrowing	—	294	—	294	—	196	—	196

Total debt - Financial Services Businesses	18,823	3,199	3,595	25,617	18,067	2,900	3,580	24,547

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both June 30, 2014 and December 31, 2013.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2013			2014
2014	2013			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
398	401	-1%	Premiums	256	276	331	197	201
1,410	1,273	11%	Policy charges and fee income	654	665	690	695	715
2,469	2,396	3%	Net investment income	1,236	1,196	1,255	1,276	1,193
2,431	2,278	7%	Asset management fees, commissions and other income	1,156	1,157	1,253	1,187	1,244

6,708	6,348	6%	Total revenues	3,302	3,294	3,529	3,355	3,353

			Benefits and Expenses (1):
1,311	1,207	9%	Insurance and annuity benefits	683	598	733	660	651
957	1,001	-4%	Interest credited to policyholders’ account balances	495	433	476	476	481
71	64	11%	Interest expense	31	31	33	36	35
(275)	(376)	27%	Deferral of acquisition costs	(141)	(136)	(137)	(128)	(147)
271	282	-4%	Amortization of acquisition costs	137	(92)	107	132	139
2,552	2,550	0%	General and administrative expenses	1,246	1,229	1,321	1,234	1,318

4,887	4,728	3%	Total benefits and expenses	2,451	2,063	2,533	2,410	2,477

1,821	1,620	12%	Adjusted operating income before income taxes	851	1,231	996	945	876

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2014				Quarter Ended June 30, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	398	57	341	—	201	28	173	—
Policy charges and fee income	1,410	1,302	108	—	715	660	55	—
Net investment income	2,469	318	2,106	45	1,193	153	1,019	21
Asset management fees, commissions and other income	2,431	651	445	1,335	1,244	330	222	692

Total revenues	6,708	2,328	3,000	1,380	3,353	1,171	1,469	713

Benefits and Expenses (1):
Insurance and annuity benefits	1,311	214	1,097	—	651	99	552	—
Interest credited to policyholders’ account balances	957	212	745	—	481	107	374	—
Interest expense	71	53	12	6	35	26	6	3
Deferral of acquisition costs	(275)	(248)	(17)	(10)	(147)	(132)	(10)	(5)
Amortization of acquisition costs	271	251	10	10	139	129	5	5
General and administrative expenses	2,552	1,068	503	981	1,318	552	256	510

Total benefits and expenses	4,887	1,550	2,350	987	2,477	781	1,183	513

Adjusted operating income before income taxes	1,821	778	650	393	876	390	286	200

	Six Months Ended June 30, 2013				Quarter Ended June 30, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	401	53	348	—	256	29	227	—
Policy charges and fee income	1,273	1,171	102	—	654	600	54	—
Net investment income	2,396	357	2,001	38	1,236	181	1,035	20
Asset management fees, commissions and other income	2,278	606	406	1,266	1,156	309	205	642

Total revenues	6,348	2,187	2,857	1,304	3,302	1,119	1,521	662

Benefits and Expenses (1):
Insurance and annuity benefits	1,207	115	1,092	—	683	73	610	—
Interest credited to policyholders’ account balances	1,001	231	770	—	495	113	382	—
Interest expense	64	45	13	6	31	22	6	3
Deferral of acquisition costs	(376)	(350)	(13)	(13)	(141)	(127)	(8)	(6)
Amortization of acquisition costs	282	258	11	13	137	124	6	7
General and administrative expenses	2,550	1,116	477	957	1,246	514	246	486

Total benefits and expenses	4,728	1,415	2,350	963	2,451	719	1,242	490

Adjusted operating income before income taxes	1,620	772	507	341	851	400	279	172

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
150,467	131,608	Beginning total account value	139,034	137,775	143,697	150,467	151,620
3,471	5,996	Sales: Highest Daily Suite (1)	2,098	1,913	1,714	1,606	1,865
1,484	651	Other variable annuities (2)	341	475	698	698	786

4,955	6,647	Total sales	2,439	2,388	2,412	2,304	2,651
(4,345)	(3,674)	Surrenders and withdrawals	(1,898)	(1,824)	(2,069)	(2,158)	(2,187)

610	2,973	Net sales	541	564	343	146	464
(746)	(636)	Benefit payments	(326)	(310)	(336)	(340)	(406)

(136)	2,337	Net flows	215	254	7	(194)	58
7,275	5,373	Change in market value, interest credited, and other	(666)	6,479	7,603	2,194	5,081
(1,716)	(1,543)	Policy charges	(808)	(811)	(840)	(847)	(869)

155,890	137,775	Ending total account value	137,775	143,697	150,467	151,620	155,890

		Variable Annuities Account Value by Product:
117,596	101,589	Highest Daily suite (1)	101,589	106,772	112,454	113,804	117,596
38,294	36,186	Other variable annuities (2)	36,186	36,925	38,013	37,816	38,294

155,890	137,775	Ending total account value	137,775	143,697	150,467	151,620	155,890

		Fixed Annuities and other products (3):
3,673	3,734	Beginning total account value	3,714	3,699	3,681	3,673	3,656
30	30	Sales	14	16	20	17	13
(69)	(79)	Surrenders and withdrawals	(38)	(40)	(41)	(35)	(34)

(39)	(49)	Net redemptions	(24)	(24)	(21)	(18)	(21)
(146)	(167)	Benefit payments	(96)	(83)	(85)	(71)	(75)

(185)	(216)	Net flows	(120)	(107)	(106)	(89)	(96)
151	182	Interest credited and other	105	91	98	73	78
(1)	(1)	Policy charges	—	(2)	—	(1)	—

3,638	3,699	Ending total account value	3,699	3,681	3,673	3,656	3,638

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,252	1,250	Insurance Agents	547	575	600	604	648
965	1,387	Wirehouses	464	433	426	440	525
2,038	2,944	Independent Financial Planners	1,009	1,001	1,033	940	1,098
730	1,096	Bank Distribution	433	395	373	337	393

4,985	6,677	Total	2,453	2,404	2,432	2,321	2,664

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
10,054	11,564	Beginning balance	11,148	10,903	10,409	10,054	9,881
621	746	Premiums and deposits	258	230	222	251	370
(442)	(513)	Surrenders and withdrawals	(245)	(217)	(233)	(220)	(222)

179	233	Net sales (redemptions)	13	13	(11)	31	148
(185)	(205)	Benefit payments	(116)	(102)	(101)	(91)	(94)

(6)	28	Net flows	(103)	(89)	(112)	(60)	54
201	178	Interest credited and other	92	81	78	98	103
(437)	(866)	Net transfers to separate account	(234)	(484)	(321)	(210)	(227)
(1)	(1)	Policy charges	—	(2)	—	(1)	—

9,811	10,903	Ending balance	10,903	10,409	10,054	9,881	9,811

		Account Values in Separate Account (1):
144,086	123,778	Beginning balance	131,600	130,571	136,969	144,086	145,395
4,364	5,931	Premiums and deposits	2,195	2,174	2,210	2,070	2,294
(3,972)	(3,240)	Surrenders and withdrawals	(1,691)	(1,647)	(1,877)	(1,973)	(1,999)

392	2,691	Net sales	504	527	333	97	295
(707)	(598)	Benefit payments	(306)	(291)	(320)	(320)	(387)

(315)	2,093	Net flows	198	236	13	(223)	(92)
7,225	5,377	Change in market value, interest credited and other	(653)	6,489	7,623	2,169	5,056
437	866	Net transfers from general account	234	484	321	210	227
(1,716)	(1,543)	Policy charges	(808)	(811)	(840)	(847)	(869)

149,717	130,571	Ending balance	130,571	136,969	144,086	145,395	149,717

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2013			2014
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	7,290	7,037	6,799	6,514	6,322
Guaranteed minimum withdrawal benefits	895	889	886	851	829
Guaranteed minimum income benefits	3,519	3,583	3,667	3,578	3,545
Guaranteed minimum withdrawal & income benefits	101,686	107,109	113,246	115,079	119,442

Total	113,390	118,618	124,598	126,022	130,138

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	98,119	102,783	107,910	109,139	112,695
Account Values without Auto-Rebalancing Feature	15,271	15,835	16,688	16,883	17,443

Total	113,390	118,618	124,598	126,022	130,138

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,134	2,378	1,735	1,761	1,504
Net Amount at Risk without Auto-Rebalancing Feature	1,434	1,176	910	895	781

Total	4,568	3,554	2,645	2,656	2,285

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2013			2014
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	102,277	107,025	112,445	113,733	117,486
Net amount at risk	677	532	465	440	402
Minimum return, anniversary contract value, or maximum contract value:
Account value	32,511	33,592	34,846	34,750	35,230
Net amount at risk	3,931	3,330	2,817	2,806	2,572

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	98,119	102,783	107,910	109,139	112,695
Account Values without Auto-Rebalancing Feature	36,669	37,834	39,381	39,344	40,021

Total	134,788	140,617	147,291	148,483	152,716

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,064	774	613	624	546
Net Amount at Risk without Auto-Rebalancing Feature	3,544	3,088	2,669	2,622	2,428

Total	4,608	3,862	3,282	3,246	2,974

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
173,502	148,405	Beginning total account value	156,380	157,738	165,364	173,502	178,150
13,115	9,376	Deposits and sales	3,697	5,455	5,846	8,587	4,528
(12,069)	(8,298)	Withdrawals and benefits	(3,622)	(4,627)	(5,786)	(6,003)	(6,066)
7,029	8,255	Change in market value, interest credited, interest income and other activity	1,283	6,798	8,078	2,064	4,965

181,577	157,738	Ending total account value	157,738	165,364	173,502	178,150	181,577

1,046	1,078	Net additions (withdrawals)	75	828	60	2,584	(1,538)

		Stable value account values included above	43,365	44,186	44,013	44,461	44,174

		Institutional Investment Products:
149,402	141,435	Beginning total account value	143,011	144,101	147,100	149,402	149,661
3,808	8,205	Additions	4,360	5,034	4,055	1,733	2,075
(7,619)	(4,781)	Withdrawals and benefits	(2,462)	(2,487)	(2,683)	(3,017)	(4,602)
3,269	(460)	Change in market value, interest credited and interest income	(662)	547	979	1,456	1,813
111	(298)	Other (1)	(146)	(95)	(49)	87	24

148,971	144,101	Ending total account value	144,101	147,100	149,402	149,661	148,971

(3,811)	3,424	Net additions (withdrawals)	1,898	2,547	1,372	(1,284)	(2,527)

(1)	“Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2013			2014
2014	2013			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
996	918	8%	Asset management fees	467	472	491	489	507
133	108	23%	Other related revenues	57	52	94	66	67
251	278	-10%	Service, distribution and other revenues	138	125	140	112	139

1,380	1,304	6%	Total Asset Management segment revenues	662	649	725	667	713

			Analysis of asset management fees by source:
439	410	7%	Institutional customers	207	210	218	214	225
350	299	17%	Retail customers	154	161	171	173	177
207	209	-1%	General account	106	101	102	102	105

996	918	8%	Total asset management fees	467	472	491	489	507

Supplementary Assets Under Management Information (in billions):
	June 30, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	66.2	264.7	36.1	367.0
Retail customers	122.2	55.7	2.2	180.1
General account	8.1	364.6	1.7	374.4

Total	196.5	685.0	40.0	921.5

	June 30, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	57.1	229.3	32.7	319.1
Retail customers	98.9	51.3	2.2	152.4
General account	7.9	345.2	1.4	354.5

Total	163.9	625.8	36.3	826.0

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
300.5	274.6	Beginning assets under management	282.9	279.6	290.0	300.5	310.4
21.4	29.2	Additions	14.8	14.1	13.8	10.9	10.5
(16.8)	(19.2)	Withdrawals	(11.7)	(10.0)	(8.5)	(9.0)	(7.8)
18.3	(4.2)	Change in market value	(6.1)	6.0	6.0	8.0	10.3
—	(0.2)	Net money market flows	—	0.2	(0.5)	(0.1)	0.1
0.1	(0.6)	Other (1)	(0.3)	0.1	(0.3)	0.1	—

323.5	279.6	Ending assets under management	279.6	290.0	300.5	310.4	323.5
43.5	39.5	Affiliated institutional assets under management	39.5	40.3	41.2	41.8	43.5

367.0	319.1	Total assets managed for institutional customers at end of period	319.1	330.3	341.7	352.2	367.0

4.6	10.0	Net institutional additions, excluding money market activity	3.1	4.1	5.3	1.9	2.7

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
115.0	91.1	Beginning assets under management	97.9	100.4	106.5	115.0	117.0
16.4	23.3	Additions	12.4	7.1	9.8	8.0	8.4
(15.5)	(19.0)	Withdrawals	(9.9)	(8.5)	(8.3)	(7.8)	(7.7)
6.6	5.0	Change in market value	—	7.5	7.0	1.8	4.8
—	—	Net money market flows	—	—	—	—	—
—	—	Other	—	—	—	—	—

122.5	100.4	Ending assets under management	100.4	106.5	115.0	117.0	122.5
57.6	52.0	Affiliated retail assets under management	52.0	52.6	55.7	55.9	57.6

180.1	152.4	Total assets managed for retail customers at end of period	152.4	159.1	170.7	172.9	180.1

0.9	4.3	Net retail additions (withdrawals), excluding money market activity	2.5	(1.4)	1.5	0.2	0.7

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013			2014
2014	2013			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,481	2,573	-4%	Premiums	1,294	1,256	1,269	1,240	1,241
1,369	1,311	4%	Policy charges and fee income	654	487	634	688	681
1,098	977	12%	Net investment income	504	497	517	558	540
370	307	21%	Asset management fees, commissions and other income	159	143	167	172	198

5,318	5,168	3%	Total revenues	2,611	2,383	2,587	2,658	2,660

			Benefits and Expenses (1):
3,171	3,183	0%	Insurance and annuity benefits	1,578	1,496	1,522	1,621	1,550
421	394	7%	Interest credited to policyholders’ account balances	201	208	206	210	211
253	194	30%	Interest expense	98	108	112	124	129
(273)	(406)	33%	Deferral of acquisition costs	(186)	(177)	(190)	(143)	(130)
199	175	14%	Amortization of acquisition costs	102	(111)	57	99	100
1,212	1,319	-8%	General and administrative expenses	655	643	665	616	596

4,983	4,859	3%	Total benefits and expenses	2,448	2,167	2,372	2,527	2,456

335	309	8%	Adjusted operating income before income taxes	163	216	215	131	204

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2014			Quarter Ended June 30, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,481	433	2,048	1,241	219	1,022
Policy charges and fee income	1,369	1,079	290	681	538	143
Net investment income	1,098	794	304	540	395	145
Asset management fees, commissions and other income	370	308	62	198	166	32

Total revenues	5,318	2,614	2,704	2,660	1,318	1,342

Benefits and Expenses (1):
Insurance and annuity benefits	3,171	1,068	2,103	1,550	520	1,030
Interest credited to policyholders’ account balances	421	300	121	211	151	60
Interest expense	253	249	4	129	127	2
Deferral of acquisition costs	(273)	(273)	—	(130)	(130)	—
Amortization of acquisition costs	199	194	5	100	98	2
General and administrative expenses	1,212	793	419	596	394	202

Total benefits and expenses	4,983	2,331	2,652	2,456	1,160	1,296

Adjusted operating income before income taxes	335	283	52	204	158	46

	Six Months Ended June 30, 2013			Quarter Ended June 30, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,573	397	2,176	1,294	204	1,090
Policy charges and fee income	1,311	1,038	273	654	523	131
Net investment income	977	684	293	504	354	150
Asset management fees, commissions and other income	307	248	59	159	131	28

Total revenues	5,168	2,367	2,801	2,611	1,212	1,399

Benefits and Expenses (1):
Insurance and annuity benefits	3,183	934	2,249	1,578	466	1,112
Interest credited to policyholders’ account balances	394	281	113	201	145	56
Interest expense	194	189	5	98	95	3
Deferral of acquisition costs	(406)	(408)	2	(186)	(188)	2
Amortization of acquisition costs	175	170	5	102	99	3
General and administrative expenses	1,319	923	396	655	454	201

Total benefits and expenses	4,859	2,089	2,770	2,448	1,071	1,377

Adjusted operating income before income taxes	309	278	31	163	141	22

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

20	16	Variable life	7	9	13	9	11
117	281	Universal life	124	107	109	71	46
88	103	Term life	53	49	44	42	46

225	400	Total	184	165	166	122	103

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

47	50	Prudential Agents	25	22	23	22	25
178	350	Third party distribution	159	143	143	100	78

225	400	Total	184	165	166	122	103

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
21,842	10,583	Beginning balance	20,026	20,710	21,367	21,842	22,119
1,450	2,073	Premiums and deposits	965	892	834	769	681
(548)	(545)	Surrenders and withdrawals	(305)	(266)	(252)	(237)	(311)

902	1,528	Net sales	660	626	582	532	370
(215)	(219)	Benefit payments	(86)	(91)	(109)	(105)	(110)

687	1,309	Net flows	574	535	473	427	260
131	575	Interest credited and other	299	360	235	65	66
215	186	Net transfers from separate account	98	84	98	105	110
(636)	(627)	Policy charges	(287)	(322)	(331)	(320)	(316)
—	8,684	Acquisition	—	—	—	—	—

22,239	20,710	Ending balance	20,710	21,367	21,842	22,119	22,239

		Separate Account Liabilities (3):
26,916	17,817	Beginning balance	24,611	24,555	25,380	26,916	27,153
652	689	Premiums and deposits	384	196	392	369	283
(442)	(548)	Surrenders and withdrawals	(315)	(122)	(232)	(239)	(203)

210	141	Net sales	69	74	160	130	80
(60)	(93)	Benefit payments	(52)	1	(29)	(32)	(28)

150	48	Net flows	17	75	131	98	52
1,594	1,840	Change in market value, interest credited and other	353	991	1,744	484	1,110
(215)	(186)	Net transfers to general account	(98)	(84)	(98)	(105)	(110)
(477)	(571)	Policy charges	(328)	(157)	(241)	(240)	(237)
—	5,607	Acquisition	—	—	—	—	—

27,968	24,555	Ending balance	24,555	25,380	26,916	27,153	27,968

		FACE AMOUNT IN FORCE (4):

		Variable life	173,991	173,142	172,870	173,382	171,043
		Universal life	135,686	139,808	144,533	147,519	149,274
		Term life	606,212	614,032	621,289	627,425	634,132

		Total	915,889	926,982	938,692	948,326	954,449

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
564	598	Cash value of surrenders	295	284	291	286	278
2.5%	3.0%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.9%	2.7%	2.7%	2.6%	2.5%

		Death benefits per $1,000 of in force (1):
4.87	4.27	Variable and universal life	4.19	5.31	4.41	5.06	4.61
1.25	1.31	Term life	1.34	1.01	1.55	1.31	1.20
3.33	3.07	Total, Individual Life Insurance	3.05	3.53	3.25	3.51	3.13

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
147	163	Group life	15	33	44	137	10
45	52	Group disability	7	13	8	33	12

192	215	Total	22	46	52	170	22

		Future Policy Benefits (1)(2):
		Group life	2,292	2,123	2,281	2,198	2,132
		Group disability	23	13	3	30	21

		Total	2,315	2,136	2,284	2,228	2,153

		Policyholders’ Account Balances (1):
		Group life	7,696	7,822	7,928	7,853	7,923
		Group disability	214	233	251	254	217

		Total	7,910	8,055	8,179	8,107	8,140

		Separate Account Liabilities (1):
		Group life	22,352	22,017	22,706	22,938	24,525
		Group disability	—	—	—	—	—

		Total	22,352	22,017	22,706	22,938	24,525

		Group Life Insurance:
2,006	2,126	Gross premiums, policy charges and fee income (3)	1,052	960	1,013	1,004	1,002
1,939	1,998	Earned premiums, policy charges and fee income	1,001	948	969	973	966
89.5%	91.4%	Benefits ratio	90.6%	84.8%	86.2%	89.6%	89.3%
10.5%	9.4%	Administrative operating expense ratio	9.6%	11.1%	10.8%	11.2%	9.9%
		Persistency ratio	94.7%	93.8%	93.7%	94.9%	94.2%

		Group Disability Insurance:
442	482	Gross premiums, policy charges and fee income (3)	242	243	242	221	221
399	451	Earned premiums, policy charges and fee income	220	223	225	200	199
92.2%	93.8%	Benefits ratio	93.2%	91.9%	91.6%	100.5%	83.9%
29.2%	26.1%	Administrative operating expense ratio	25.6%	25.9%	28.1%	29.0%	29.4%
		Persistency ratio	89.7%	88.1%	87.0%	87.0%	85.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,490	3,829	Beginning balance	4,223	4,577	5,314	5,490	5,513
248	350	Capitalization	127	124	124	116	132
(251)	(258)	Amortization - operating results	(124)	99	(98)	(122)	(129)
50	562	Amortization - realized investment gains and losses	291	510	142	41	9
(16)	94	Impact of unrealized (gains) or losses on AFS securities	60	4	8	(12)	(4)
—	—	Other	—	—	—	—	—

5,521	4,577	Ending balance	4,577	5,314	5,490	5,513	5,521

		INDIVIDUAL LIFE INSURANCE:
4,112	3,116	Beginning balance	3,317	3,646	3,952	4,112	4,089
273	408	Capitalization	188	173	181	143	130
(194)	(170)	Amortization - operating results	(99)	113	(54)	(96)	(98)
3	7	Amortization - realized investment gains and losses	5	4	4	2	1
(137)	285	Impact of unrealized (gains) or losses on AFS securities	235	16	29	(72)	(65)

4,057	3,646	Ending balance	3,646	3,952	4,112	4,089	4,057

		GROUP INSURANCE:
183	182	Beginning balance	180	175	177	183	180
—	(2)	Capitalization	(2)	4	9	—	—
(5)	(5)	Amortization - operating results	(3)	(2)	(3)	(3)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

178	175	Ending balance	175	177	183	180	178

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,813	1,357	Beginning balance	1,425	1,506	1,764	1,813	1,756
14	31	Capitalization	15	13	9	7	7
(102)	(106)	Amortization - operating results	(52)	8	(39)	(50)	(52)
(32)	193	Amortization - realized investment gains and losses	101	235	76	(11)	(21)
(6)	31	Impact of unrealized (gains) or losses on AFS securities	17	2	3	(3)	(3)
—	—	Other	—	—	—	—	—

1,687	1,506	Ending balance	1,506	1,764	1,813	1,756	1,687

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013			2014
2014	2013			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,518	9,484	-21%	Premiums	4,570	3,889	3,664	3,696	3,822
276	321	-14%	Policy charges and fee income	162	142	136	138	138
2,212	2,160	2%	Net investment income	1,067	1,086	1,060	1,084	1,128
321	325	-1%	Asset management fees, commissions and other income	141	142	131	157	164

10,327	12,290	-16%	Total revenues	5,940	5,259	4,991	5,075	5,252

			Benefits and Expenses (1):
6,330	8,107	-22%	Insurance and annuity benefits	3,904	3,349	3,150	3,113	3,217
481	500	-4%	Interest credited to policyholders’ account balances	233	245	239	239	242
2	1	100%	Interest expense	—	—	2	—	2
(832)	(824)	-1%	Deferral of acquisition costs	(397)	(347)	(372)	(412)	(420)
506	545	-7%	Amortization of acquisition costs	275	234	232	250	256
2,119	2,234	-5%	General and administrative expenses	1,075	1,000	1,093	1,048	1,071

8,606	10,563	-19%	Total benefits and expenses	5,090	4,481	4,344	4,238	4,368

1,721	1,727	0%	Adjusted operating income before income taxes	850	778	647	837	884

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2014			Quarter Ended June 30, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,518	3,570	3,948	3,822	1,686	2,136
Policy charges and fee income	276	180	96	138	89	49
Net investment income	2,212	862	1,350	1,128	431	697
Asset management fees, commissions and other income	321	128	193	164	55	109

Total revenues	10,327	4,740	5,587	5,252	2,261	2,991

Benefits and Expenses (1):
Insurance and annuity benefits	6,330	3,094	3,236	3,217	1,457	1,760
Interest credited to policyholders’ account balances	481	113	368	242	53	189
Interest expense	2	1	1	2	1	1
Deferral of acquisition costs	(832)	(400)	(432)	(420)	(191)	(229)
Amortization of acquisition costs	506	253	253	256	119	137
General and administrative expenses	2,119	878	1,241	1,071	440	631

Total benefits and expenses	8,606	3,939	4,667	4,368	1,879	2,489

Adjusted operating income before income taxes	1,721	801	920	884	382	502

	Six Months Ended June 30, 2013			Quarter Ended June 30, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	9,484	3,513	5,971	4,570	1,623	2,947
Policy charges and fee income	321	175	146	162	85	77
Net investment income	2,160	793	1,367	1,067	390	677
Asset management fees, commissions and other income	325	120	205	141	60	81

Total revenues	12,290	4,601	7,689	5,940	2,158	3,782

Benefits and Expenses (1):
Insurance and annuity benefits	8,107	2,972	5,135	3,904	1,381	2,523
Interest credited to policyholders’ account balances	500	124	376	233	55	178
Interest expense	1	1	—	—	—	—
Deferral of acquisition costs	(824)	(376)	(448)	(397)	(166)	(231)
Amortization of acquisition costs	545	237	308	275	117	158
General and administrative expenses	2,234	853	1,381	1,075	403	672

Total benefits and expenses	10,563	3,811	6,752	5,090	1,790	3,300

Adjusted operating income before income taxes	1,727	790	937	850	368	482

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2013			2014
2014	2013		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,841	2,851	Japan, excluding Gibraltar Life	1,292	1,271	1,273	1,538	1,303
4,044	6,117	Gibraltar Life	3,024	2,337	2,063	1,859	2,185
909	837	All other countries	416	423	464	437	472

7,794	9,805	Total	4,732	4,031	3,800	3,834	3,960

		Annualized new business premiums:
384	428	Japan, excluding Gibraltar Life	179	152	183	227	157
798	957	Gibraltar Life	498	407	392	361	437
219	172	All other countries	76	85	108	104	115

1,401	1,557	Total	753	644	683	692	709

		Annualized new business premiums by distribution channel:
603	600	Life Planner Operations	255	237	291	331	272
368	436	Gibraltar Life Consultants	232	176	167	158	210
300	406	Banks	197	182	169	144	156
130	115	Independent Agency	69	49	56	59	71

1,401	1,557	Total	753	644	683	692	709

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,338	3,172	Japan, excluding Gibraltar Life	1,468	1,460	1,479	1,815	1,523
4,784	6,810	Gibraltar Life	3,484	2,695	2,378	2,200	2,584
854	795	All other countries	403	408	436	416	438

8,976	10,777	Total	5,355	4,563	4,293	4,431	4,545

		Annualized new business premiums:
455	480	Japan, excluding Gibraltar Life	206	177	212	270	185
882	1,026	Gibraltar Life	550	450	428	403	479
204	162	All other countries	71	81	102	99	105

1,541	1,668	Total	827	708	742	772	769

		Annualized new business premiums by distribution channel:
659	642	Life Planner Operations	277	258	314	369	290
414	468	Gibraltar Life Consultants	256	195	186	182	232
321	435	Banks	218	200	182	154	167
147	123	Independent Agency	76	55	60	67	80

1,541	1,668	Total	827	708	742	772	769

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2013			2014
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	359	361	364	368	371
Gibraltar Life	405	406	406	406	406
All other countries	107	108	110	111	113

Total	871	875	880	885	890

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,911	2,936	2,969	3,015	3,043
Gibraltar Life	7,340	7,307	7,274	7,217	7,161
All other countries	1,697	1,715	1,742	1,766	1,794

Total	11,948	11,958	11,985	11,998	11,998

International life insurance policy persistency:

Life Planner Operations:
13 months	93.2%	93.1%	93.0%	93.0%	92.9%
25 months	86.3%	85.9%	85.6%	85.9%	86.0%

Gibraltar Life (3):
13 months	89.6%	90.8%	90.9%	91.0%	91.0%
25 months	81.9%	83.0%	82.4%	81.8%	81.9%

Number of Life Planners at end of period:
Japan	3,243	3,274	3,258	3,298	3,212
All other countries	3,870	3,934	3,990	3,896	3,862

Total Life Planners	7,113	7,208	7,248	7,194	7,074

Gibraltar Life Consultants	9,795	9,298	9,327	8,806	8,670

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2014				December 31, 2013
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	255,585	29,792	225,793	66.1%	240,090	27,401	212,689	65.4%
Public, held-to-maturity, at amortized cost	2,448	—	2,448	0.7%	2,500	—	2,500	0.8%
Private, available-for-sale, at fair value	48,587	16,007	32,580	9.5%	46,461	15,811	30,650	9.4%
Private, held-to-maturity, at amortized cost	723	—	723	0.2%	812	—	812	0.2%
Trading account assets supporting insurance liabilities, at fair value	21,273	—	21,273	6.2%	20,827	—	20,827	6.4%
Other trading account assets, at fair value	1,674	314	1,360	0.4%	1,683	342	1,341	0.4%
Equity securities, available-for-sale, at fair value	10,214	3,789	6,425	1.9%	9,903	3,884	6,019	1.8%
Commercial mortgage and other loans, at book value	42,719	9,964	32,755	9.6%	40,806	9,673	31,133	9.6%
Policy loans, at outstanding balance	11,966	4,945	7,021	2.1%	11,766	5,013	6,753	2.1%
Other long-term investments (1)	9,817	2,614	7,203	2.1%	9,196	2,024	7,172	2.2%
Short-term investments	5,604	1,385	4,219	1.2%	7,311	1,866	5,445	1.7%

Subtotal (2)	410,610	68,810	341,800	100.0%	391,355	66,014	325,341	100.0%

Invested assets of other entities and operations (3)	8,709	—	8,709		6,818	—	6,818

Total investments	419,319	68,810	350,509		398,173	66,014	332,159

Fixed Maturities by Credit Quality (2):

	June 30, 2014					December 31, 2013
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	178,474	18,545	1,001	196,018	85.8%	171,777	14,808	2,719	183,866	85.4%
2	23,920	2,468	237	26,151	11.4%	24,281	2,029	781	25,529	11.8%

Subtotal - High or Highest Quality Securities	202,394	21,013	1,238	222,169	97.2%	196,058	16,837	3,500	209,395	97.2%

3	4,100	252	50	4,302	1.9%	4,078	256	136	4,198	1.9%
4	1,460	119	23	1,556	0.7%	1,391	162	33	1,520	0.7%
5	167	82	4	245	0.1%	125	22	9	138	0.1%
6	194	24	2	216	0.1%	116	20	3	133	0.1%

Subtotal - Other Securities	5,921	477	79	6,319	2.8%	5,710	460	181	5,989	2.8%

Total	208,315	21,490	1,317	228,488	100.0%	201,768	17,297	3,681	215,384	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	8,349	832	47	9,134	27.4%	7,766	712	92	8,386	26.6%
2	18,767	1,742	77	20,432	61.3%	18,378	1,534	157	19,755	62.7%

Subtotal - High or Highest Quality Securities	27,116	2,574	124	29,566	88.7%	26,144	2,246	249	28,141	89.3%

3	2,677	212	7	2,882	8.6%	2,243	156	16	2,383	7.6%
4	552	25	8	569	1.7%	667	29	18	678	2.2%
5	248	14	5	257	0.8%	197	9	7	199	0.6%
6	58	17	—	75	0.2%	97	11	1	107	0.3%

Subtotal - Other Securities	3,535	268	20	3,783	11.3%	3,204	205	42	3,367	10.7%

Total	30,651	2,842	144	33,349	100.0%	29,348	2,451	291	31,508	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2014 and December 31, 2013, respectively, 381 securities with amortized cost of $1,413 million (fair value $1,462 million) and 306 securities with amortized cost of $806 million (fair value, $831 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	120,074	81.7%	112,501	81.0%
Public, held-to-maturity, at amortized cost	2,448	1.7%	2,500	1.8%
Private, available-for-sale, at fair value	7,402	5.0%	6,762	4.9%
Private, held-to-maturity, at amortized cost	723	0.5%	812	0.6%
Trading account assets supporting insurance liabilities, at fair value	2,007	1.4%	1,925	1.4%
Other trading account assets, at fair value	791	0.5%	884	0.6%
Equity securities, available-for-sale, at fair value	2,683	1.8%	2,557	1.9%
Commercial mortgage and other loans, at book value	6,918	4.7%	6,581	4.7%
Policy loans, at outstanding balance	2,416	1.6%	2,280	1.6%
Other long-term investments (2)	1,214	0.8%	1,576	1.1%
Short-term investments	441	0.3%	541	0.4%

Total	147,117	100.0%	138,919	100.0%

	June 30, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	105,719	54.3%	100,188	53.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	25,178	12.9%	23,888	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,266	9.9%	18,902	10.1%
Other trading account assets, at fair value	569	0.3%	457	0.2%
Equity securities, available-for-sale, at fair value	3,742	1.9%	3,462	1.9%
Commercial mortgage and other loans, at book value	25,837	13.3%	24,552	13.2%
Policy loans, at outstanding balance	4,605	2.4%	4,473	2.4%
Other long-term investments (2)	5,989	3.1%	5,596	3.0%
Short-term investments	3,778	1.9%	4,904	2.6%

Total	194,683	100.0%	186,422	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.82%	2,210	178	3.74%	2,136	265
Equity securities	6.64%	80	31	6.82%	69	31
Commercial mortgage and other loans	4.82%	331	(3)	4.99%	291	6
Policy loans	4.93%	85	—	4.65%	78	—
Short-term investments and cash equivalents	0.22%	6	—	0.22%	8	—
Other investments	5.99%	129	14	8.39%	165	(1,327)

Gross investment income before investment expenses	3.94%	2,841	220	3.88%	2,747	(1,025)
Investment expenses	-0.14%	(101)	—	-0.13%	(77)	—

Subtotal	3.80%	2,740	220	3.75%	2,670	(1,025)

Investment results of other entities and operations (2)		279	21		271	23
Less, investment income related to adjusted operating income reconciling items		(51)			(40)

Total		2,968	241		2,901	(1,002)

	Six Months Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Financial Services Businesses (1):
Fixed maturities	3.83%	4,367	373	3.73%	4,283	319
Equity securities	6.12%	143	64	6.27%	128	64
Commercial mortgage and other loans	4.73%	638	(7)	5.04%	573	(5)
Policy loans	4.92%	167	—	4.68%	154	—
Short-term investments and cash equivalents	0.23%	12	—	0.20%	16	1
Other investments	8.97%	379	(160)	6.41%	253	(2,263)

Gross investment income before investment expenses	4.00%	5,706	270	3.79%	5,407	(1,884)
Investment expenses	-0.14%	(173)	—	-0.13%	(157)	—

Subtotal	3.86%	5,533	270	3.66%	5,250	(1,884)

Investment results of other entities and operations (2)		549	42		566	62
Less, investment income related to adjusted operating income reconciling items		(97)			(94)

Total		5,985	312		5,722	(1,822)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.99%	844	181	2.95%	820	248
Equity securities	5.97%	27	24	5.42%	23	20
Commercial mortgage and other loans	4.72%	80	3	4.20%	64	3
Policy loans	3.81%	23	—	3.66%	21	—
Short-term investments and cash equivalents	0.21%	1	—	0.17%	1	—
Other investments (2)	5.53%	31	92	4.93%	35	(483)

Gross investment income before investment expenses	3.16%	1,006	300	3.06%	964	(212)
Investment expenses	-0.13%	(41)	—	-0.11%	(36)	—

Total	3.03%	965	300	2.95%	928	(212)

	Six Months Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.97%	1,647	404	2.87%	1,653	375
Equity securities	5.03%	45	36	4.72%	42	49
Commercial mortgage and other loans	4.39%	147	1	4.26%	129	4
Policy loans	3.78%	44	—	3.52%	43	—
Short-term investments and cash equivalents	0.26%	2	—	0.15%	2	—
Other investments (2)	6.91%	79	228	5.46%	82	(778)

Gross investment income before investment expenses	3.13%	1,964	669	2.98%	1,951	(350)
Investment expenses	-0.13%	(80)	—	-0.12%	(78)	—

Total	3.00%	1,884	669	2.86%	1,873	(350)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.62%	1,366	(3)	4.49%	1,316	17
Equity securities	7.06%	53	7	7.83%	46	11
Commercial mortgage and other loans	4.85%	251	(6)	5.27%	227	3
Policy loans	5.53%	62	—	5.18%	57	—
Short-term investments and cash equivalents	0.23%	5	—	0.24%	7	—
Other investments	6.15%	98	(78)	10.30%	130	(844)

Gross investment income before investment expenses	4.55%	1,835	(80)	4.55%	1,783	(813)
Investment expenses	-0.16%	(60)	—	0.13%	(41)	—

Total	4.39%	1,775	(80)	4.42%	1,742	(813)

	Six Months Ended June 30
	2014			2013
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.64%	2,720	(31)	4.60%	2,630	(56)
Equity securities	6.80%	98	28	7.46%	86	15
Commercial mortgage and other loans	4.84%	491	(8)	5.33%	444	(9)
Policy loans	5.51%	123	—	5.37%	111	—
Short-term investments and cash equivalents	0.23%	10	—	0.21%	14	1
Other investments	9.73%	300	(388)	6.98%	171	(1,485)

Gross investment income before investment expenses	4.69%	3,742	(399)	4.48%	3,456	(1,534)
Investment expenses	-0.15%	(93)	—	-0.14%	(79)	—

Total	4.54%	3,649	(399)	4.34%	3,377	(1,534)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 10.9% for the three months ended June 30, 2014, 13.8% for the three months ended March 31, 2014, (5.1)% for the three months ended December 31, 2013, 11.6% for the three months ended September 30, 2013, and (5.8)% for the three months ended June 30, 2013.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2014

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 6, 2014

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of August 6, 2014

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.